Acquisitions, Joint Ventures and Other Activity (Summary Of Business Acquisition) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Acquisitions, Joint Ventures And Other Activity [Abstract]
Net revenue before the provision for doubtful accounts	$ 6,294,419	$ 5,708,518
Consolidated net income	207,518	174,679
Net income attributable to Health Management Associates, Inc.	$ 182,303	$ 152,500
Basic	$ 0.72	$ 0.61
Diluted	$ 0.71	$ 0.61